Exhibit 10(i)(i)
                                                                ----------------

                   SIXTH AMENDMENT TO STOCKHOLDERS' AGREEMENT
                   ------------------------------------------

         THIS SIXTH AMENDMENT TO STOCKHOLDERS' AGREEMENT is entered into this 12th day of December, 2000, by and between CHARLES A. HAYES ("Hayes") and GUILFORD MILLS, INC., a Delaware corporation (the "Company").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Hayes and the Company are parties to a Stockholders' Agreement, dated April 30, 1991, as amended, pursuant to the current terms of which the Company is required to purchase, upon the death of Hayes, such number of shares of Company common stock beneficially owned by him as equals $5,000,000 (the "1991 Stockholders' Agreement); and

         WHEREAS, the Company has recently entered into amendments to certain loan agreements which limit the amount of Company common stock which it can purchase upon the death of Hayes; and

         WHEREAS, given the limitations imposed by such amended loan agreements, Hayes and the Company desire to amend the 1991 Stockholders' Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The first sentence of Section 1 of the 1991 Stockholders' Agreement is hereby deleted in its entirety and the following sentence is inserted in its place:

                           Upon the death of Hayes, Guilford agrees to purchase from his estate (the "Estate"), such number of shares of Common Stock owned by Hayes as of the date of his death (the "Deceased Stockholder's Common Shares") having an aggregate purchase price determined in accordance with paragraph 2 hereof equal to $2,900,000.

         2. Except as otherwise expressly set forth above, the 1991 Stockholders' Agreement remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the day and year first above written.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

GUILFORD MILLS, INC.

By: /s/ John A. Emrich                      /s/ Charles A. Hayes
    ------------------                      --------------------
Name:  John A. Emrich                       Charles A. Hayes
Title:  President/Chief Executive Officer











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